EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement filed with the Securities and Exchange Commission on June 14, 2018 (Accession No. 0001193125-18-192462), to the Prospectus dated May 1, 2018, as supplemented, for the Class IB and K shares of 1290 VT DoubleLine Dynamic Allocation Portfolio and the Class IB and K shares of 1290 VT DoubleLine Opportunistic Bond Portfolio.